Exhibit 25.1

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                                   FORM T-1

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                           STATEMENT OF ELIGIBILITY
                  UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                   CORPORATION DESIGNATED TO ACT AS TRUSTEE

                     CHECK IF AN APPLICATION TO DETERMINE
                     ELIGIBILITY OF A TRUSTEE PURSUANT TO
                            SECTION 305(b)(2) |__|
                          ---------------------------

                             THE BANK OF NEW YORK

              (Exact name of trustee as specified in its charter)

New York                                           13-5160382
(State of incorporation                            (I.R.S. employer
if not a U.S. national bank)                       identification no.)

One Wall Street, New York, N.Y.                    10286
(Address of principal executive offices)           (Zip code)

                          ---------------------------

                           GRANITE MASTER ISSUER PLC
                   (Issuing entity in respect of the Notes)
              (Exact name of obligor as specified in its charter)

England and Wales
(State or other jurisdiction of                    (I.R.S. employer
incorporation or organization)                     identification no.)

Fifth Floor, 100 Wood Street
London EC2V 7EX
United Kingdom
(Address of principal executive offices)           (Zip code)

                       GRANITE FINANCE FUNDING 2 LIMITED
                                  (Depositor)


England and Wales
(State or other jurisdiction of                    (I.R.S. employer
incorporation or organization)                     identification no.)

Fifth Floor, 100 Wood Street
London EC2V 7EX
United Kingdom
(Address of principal executive offices)           (Zip code)



                       GRANITE FINANCE TRUSTEES LIMITED
                              (Mortgages Trustee)


Jersey, Channel Islands
(State or other jurisdiction of                    (I.R.S. employer
incorporation or organization)                     identification no.)

22 Grenville Street
St Helier, Jersey JE4 8PX
Channel Islands
(Address of principal executive offices)           (Zip code)


                          ---------------------------

                             Mortgage Backed Notes
                      (Title of the indenture securities)

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                                     -2-
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1.    General information. Furnish the following information as to the
      Trustee:

      (a) Name and address of each examining or supervising authority to which it is subject.

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               Name                                    Address
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      Superintendent of Banks of the        One State Street, New York,
      State of New York                     N.Y.  10004-1417, and Albany,
                                            N.Y. 12223

      Federal Reserve Bank of New York      33 Liberty Street, New York,
                                            N.Y.  10045

      Federal Deposit Insurance             Washington, D.C.  20429
      Corporation

      New York Clearing House               New York, New York 10005
      Association

      (b)    Whether it is authorized to exercise corporate trust powers.

      Yes.

2.    Affiliations with Obligor.

      If the obligor is an affiliate of the trustee, describe each such affiliation.

      None.

16.   List of Exhibits.

      Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

      1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672, Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637 and Exhibit 1 to Form
            T-1 filed with Registration Statement No. 333-121195.)

      4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 333-121195.)

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      6.    The consent of the Trustee required by Section 321(b) of the Act.
            (Exhibit 6 to Form T-1 filed with Registration Statement No. 333-106702.)

      7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

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                                   SIGNATURE


      Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 27th day of March, 2007.


                                    THE BANK OF NEW YORK


                                    By: /S/     ROBERT A. MASSIMILLO
                                        -------------------------------
                                        Name:   ROBERT A. MASSIMILLO
                                        Title:  VICE PRESIDENT

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                                   EXHIBIT 7


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                      Consolidated Report of Condition of

                             THE BANK OF NEW YORK

                   of One Wall Street, New York, N.Y. 10286
                    And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business December 31, 2006, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                            Dollar Amounts
ASSETS                                                        In Thousands
Cash and balances due from depository
  institutions:
  Noninterest-bearing balances and
   currency and coin..................                           3,375,000
  Interest-bearing balances...........                          11,937,000
Securities:
  Held-to-maturity securities.........                           1,729,000
  Available-for-sale securities.......                          17,675,000
Federal funds sold and securities
  purchased under agreements to resell
  Federal funds sold in domestic
  offices.............................                           3,953,000
  Securities purchased under
  agreements to resell................                             162,000
Loans and lease financing receivables:
  Loans and leases held for sale......                                   0
  Loans and leases, net of unearned
   income.............................                          30,730,000
  LESS: Allowance for loan and
   lease losses.......................                             286,000
  Loans and leases, net of unearned
   income and allowance...............                          30,444,000
Trading assets........................                           5,047,000
Premises and fixed assets (including
   capitalized leases)................                             830,000
Other real estate owned...............                               1,000
Investments in unconsolidated
   subsidiaries and associated
   companies..........................                             292,000
Not applicable
Intangible assets:
   Goodwill...........................                           2,747,000
   Other intangible assets............                             981,000
Other assets..........................                           6,814,000
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Total assets..........................                          85,987,000
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LIABILITIES
Deposits:
  In domestic offices.................                          30,000,000
  Noninterest-bearing.................                          19,293,000
  Interest-bearing....................                          10,707,000
  In foreign offices, Edge and
   Agreement subsidiaries, and IBFs...                          33,219,000
  Noninterest-bearing.................                             472,000
  Interest-bearing....................                          32,747,000
Federal funds purchased and
    securities sold under agreements
    to repurchase
  Federal funds purchased in domestic
    offices...........................                             671,000
  Securities sold under agreements to
    repurchase........................                             185,000
Trading liabilities...................                           2,479,000
Other borrowed money:
  (includes mortgage indebtedness
  and obligations under capitalized
  leases).............................                           2,076,000
Not applicable
Not applicable
Subordinated notes and debentures.....                           1,955,000
Other liabilities.....................                           6,527,000
                                                                ----------
Total liabilities.....................                          77,112,000
                                                                ==========

Minority interest in consolidated
  subsidiaries........................                             144,000


EQUITY CAPITAL
Perpetual preferred stock and related
  surplus.............................                                   0
Common stock..........................                           1,135,000
Surplus (exclude all surplus related
  to preferred stock).................                           2,134,000
Retained earnings.....................                           5,769,000
Accumulated other comprehensive
  income..............................                            -307,000
Other equity capital components.......                                   0
Total equity capital..................                           8,731,000
                                                                ----------
Total liabilities, minority interest,
  and equity capital..................                          85,987,000
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      I, Thomas P. Gibbons, Chief Financial Officer of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

                                                       Thomas P. Gibbons,
                                                  Chief Financial Officer

      We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.


Thomas A. Renyi
Gerald L. Hassell
Catherine A. Rein                           Directors


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